Taxes	12 Months Ended
Mar. 31, 2020
Income Tax Disclosure [Abstract]
Taxes

Note 12 — Taxes

(a)	Income tax

Seychelles

China Bio-Tech was incorporated in Seychelles and is not subject to tax on income or capital gains under the laws of Seychelles. Additionally, Seychelles does not impose a withholding tax on payments of dividends to shareholders.

Hong Kong

ZY HK is established in Hong Kong. Under the Hong Kong tax laws, ZY HK is exempted from income tax on its foreign-derived income and there are no withholding taxes in Hong Kong on remittance of dividends.

PRC

ZY Shenzhen is governed by the Enterprise Income Tax (“EIT”) laws of the PRC. Under EIT laws of the PRC, domestic enterprises and Foreign Investment Enterprises (the “FIE”) are usually subject to a unified 25% enterprise income tax rate. As ZY Shenzhen is an investment holding company, there was revenue recorded in the books of ZY Shenzhen and as a result, there was no EIT for the years ended March 31, 2020 and 2019.

BF Beijing is governed by the EIT laws of the PRC and is subject to an EIT rate of 20% because BF Beijing is classified as small profit making enterprise under the EIT laws.

Significant components of the provision for income taxes are as follows:

	Years ended March 31,
	2020	2019

Current	$—	$15,309
Deferred	—	—
Total provision for income taxes	$—	$15,309

The following table reconciles China statutory rates to the Company’s effective tax rate:

	Years ended March 31,
	2020	2019

PRC statutory rates	20.0%	20.0%

The Company has not recognized an income tax benefit for its operating losses generated based on uncertainties concerning its ability to generate taxable income in future periods. The tax benefit for the periods presented is offset by a valuation allowance established against deferred tax assets arising from the net operating losses and other temporary differences, the realization of which could not be considered more likely than not. In future periods, tax benefits and related deferred tax assets will be recognized when management considers realization of such amounts to be more likely than not. For the years ended March 31, 2020 and 2019, the Company incurred losses, resulting from operating activities, which result in deferred tax assets at the effective statutory rates. The deferred tax asset has been off-set by an equal valuation allowance.

The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the cumulative earnings and projected future taxable income in making this assessment. Recovery of substantially all of the group’s deferred tax assets is dependent upon the generation of future income, exclusive of reversing taxable temporary differences. Based upon the level of historical taxable income and projections for future taxable income over the periods in which the deferred tax assets are recoverable, management believes that it is more likely than not that the results of future operations will generate sufficient taxable income to realize the deferred tax assets as at March 31, 2020 and 2019.

(b)	Value added tax

Enterprises who sell goods in the PRC are subject to a value added tax in accordance with the PRC laws. VAT standard rates are 6% to 17% of the gross sales price. A credit is available whereby VAT paid on the purchases of semi-finished products or raw materials used in the production of the Company’s finished products can be used to offset the VAT due on sales of the finished products and services.

(c)	Tax payable

Taxes payable consists of the following:

	Years ended March 31,
	2020	2019

Income taxes payable	$—	$15,309
VAT and other tax payable	8,901	10,414
Total	$8,901	$25,723